UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2015

ENERJEX RESOURCES, INC.

(Exact Name of Registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-30234	88-0422242
(Commissioner File Number)	(IRS Employer Identification No.)

4040 Broadway, Suite 508, San Antonio, Texas 78209

(Address of principal executive offices)

(210) 451-5545

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 8, 2015, EnerJex Resources, Inc. entered into an underwriting agreement with Northland Securities, Inc. and Euro Pacific Capital, Inc., as underwriters, in connection with a public offering of 183,433 shares of 10% Series A Cumulative Redeemable Perpetual Preferred Stock of the company. The price to the public is $12.50 per share. The offering is being made pursuant to the Company's effective Registration Statement on Form S-3 (Registration Statement No.: 333-199030) previously filed with the Securities and Exchange Commission, including a prospectus, and a prospectus supplement dated May 7, 2015.

The offering is expected to close on May 13, 2015, subject to the satisfaction of customary closing conditions. The gross proceeds from the offering are expected to be approximately $2,300,000 before deducting the underwriting discount and estimated expenses payable by the company associated with the offering.

The foregoing summary of the underwriting agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the underwriting agreement, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains certain forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Any such statements, including, but not limited to, the company’s expectations regarding the completion, timing and size of its proposed public offering, whether expressed or implied, are subject to risks and uncertainties which can cause actual results to differ materially from those currently anticipated due to a number of factors which include, but are not limited to, risks and uncertainties associated with market conditions and the satisfaction of customary closing conditions related to the proposed offering, and other risk factors discussed in the Company’s preliminary prospectus supplement, Annual Report on Form 10-K for the year ended December 31, 2014 and other documents filed with the Securities and Exchange Commission from time to time. These forward-looking statements represent the company’s judgment as of the date of this Current Report on Form 8-K. Except as legally required, the company disclaims any intent or obligation to update these forward-looking statements.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

1.1	Underwriting Agreement dated May 8, 2015, by and among EnerJex Resources, Inc., Northland Securities, Inc., and Euro Pacific Capital, Inc.

5.1	Legal Opinion of Reicker, Pfau, Pyle & McRoy LLP.

23.1	Consent of Reicker, Pfau, Pyle & McRoy LLP (included in Exhibit 5.1).

99.1	Press release dated May 8, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERJEX RESOURCES, INC.,

Date: May 8, 2015	By:	/s/ Robert G. Watson, Jr.
Robert G. Watson, Jr. Chief Executive Officer and
President